EXHIBIT 23.2

                         Consent of Robinson, Hill & Co.

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                                  Exhibit 23.2

                          INDEPENDENT AUDITOR'S CONSENT

        We consent to the incorporation by reference in this Registration Statement of Knowledge Transfer Systems, Inc., on Form S-8, of our Independent Auditor's Report dated March 18, 2002 and to reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.




   /s/ Robison, Hill & Co.
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Certified Public Accountants

Salt Lake City, UT
July 19, 2002